June 5, 2002



<<FirstName>> <<LastName>>
<<Company>>
<<Company1>>
<<Address1>>
<<Address2>>
<<City>>, <<State>> <<Zip>>

     RE: AMENDMENT - PROMISSORY NOTE ("NOTE") OF PENN OCTANE CORPORATION (THE "COMPANY") CURRENTLY HELD BY YOU WITH A DUE DATE OF JUNE 15, 2002 AND RELATED AGREEMENTS AND INSTRUMENTS

Dear Holder Of The Promissory Notes:

     Reference is made to the promissory note(s) which is currently held by you in connection with one or more of the following transactions with the Company:

     i.) The promissory note(s) originally issued by the Company in connection with the private placement on or around December 17, 1999 (the "Original Notes"), as amended (the "Restructured Notes"),
     ii.) The promissory note(s) originally issued by the Company contemporaneously with the issuance of the Original Notes (the "Original Other Notes"), as amended (the "Other Restructured Notes"), and/or
     iii.) The promissory note(s) originally issued by the Company contemporaneously with the restructuring of the Original Notes and the Original Other Notes (the "New Notes").

     The Restructured Notes, the Other Restructured Notes and the New Notes are collectively referred to as the "Promissory Notes" and all of the underlying agreements pertaining to the Promissory Notes, including the purchase agreement, the note agreement, the common stock purchase warrant agreement, the registration rights agreement, and all related amendments, if any, are collectively referred to as the "Original Documents".

     The Promissory Notes, including unpaid interest are due and payable on June 15, 2002. The Company is currently attempting to close a transaction related to the sale of an asset which would enable the Company to satisfy the June 15, 2002 payment date. However, the Company would prefer to extend the payment date of the Promissory Notes in order to finalize the transaction in a form satisfactory to the Company. Therefore the Company is willing to extend the payment due date on the Promissory Notes until any one of the following trigger dates, at the Company's sole option: August 15, 2002, October 15, 2002 or December 15, 2002, continue interest payments on the Promissory Notes at a rate of 16.50% per annum and pay you a 1.5% fee.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and you hereby agree that your Original Documents shall be, and hereby are, amended, effective from and after June 15, 2002, to the fullest extent necessary to effectuate the following:

     1.   Promissory  Notes. The Promissory Notes held by you are hereby amended
          -----------------
          to  the  full  extent  necessary  to  effectuate  the  following:

          (a) Extend the payment due date from "June 15, 2002" to any one of the following dates, at the Company's sole option: "August 15, 2002, October 15, 2002 or December 15, 2002".
          (b) Pay interest on the Promissory Notes at the rate of 16.50% per annum on July 1, 2002, August 15, 2002, October 15, 2002 (if the Notes have not already been paid) and December 15, 2002 (if the Notes have not already been paid).

     2.   Additional Payment. The Company will pay to you a fee equal to 1.5% of
          ------------------
          the amount of your Promissory Notes which are extended pursuant to this amendment letter. The fee will be paid on July 1, 2002 as well as any unpaid interest due on the Promissory Notes as of July 1, 2002 (see 1(b) above).

     3.   Declining  Noteholders.  Notwithstanding  anything  to  the  contrary
          ----------------------
          contained in your Original Documents, you hereby agree that, to the extent that any other holders of the Promissory Notes do not agree to this amendment letter by June 15, 2002 (collectively, the "Declining Promissory Noteholders"), the Company shall be entitled to repay such Declining Promissory Noteholders all amounts owing by the Company to such Declining Promissory Noteholders under their respective Original Documents without, by virtue thereof, in any way breaching or otherwise being in default of any of your Original Documents. Any such amounts paid, shall be excluded from the definition of "Financing" provided for in your Original Documents.


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
     If you are in agreement with the terms of this amendment letter, please indicate so by signing below and faxing an executed copy to Ian Bothwell at
(760)  772-8588  no  later  than  the  close  of  business  on  June  10,  2002.

Very truly yours,

Penn Octane Corporation



By:
     ------------------------------------------
Its: Vice President and Chief Financial Officer


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
     The undersigned holder of the Promissory Note and other Original Documents referred to in this amendment letter hereby acknowledges his/her/its agreement to all of the provisions of this amendment letter and intention to be so bound. The undersigned also agrees to keep the contents of this amendment letter and any documents or discussions regarding the same strictly confidential and not to use the same for any purpose pending public disclosure thereof by the Company; provided, however, that the undersigned may consult with his, her or its agents and advisors with respect to the transactions contemplated hereby and, in connection therewith, disclose the terms and contents of this amendment letter and any other documents relating to the subject matter thereof or hereof.

<<FirstName>> <<LastName>>
<<Company>>
<<Company1>>


By: ___________________________________

Its: __________________________________

Date:

Promissory Note Amount:    $<<NoteAmt>>
                            -----------



Name and Telephone Number of Holder:

______________________________________

______________________________________

______________________________________


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